UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

GOLDEN GROWERS COOPERATIVE
(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58078		(701) 281-0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - Regulation FD Disclosure

Item 8.01 Other Events

On January 31, 2025, the board of directors (the “Board”) of Golden Growers Cooperative (the “Cooperative”) determined that following completion of the sale of the Cooperative’s 50% membership interest in ProGold Limited Liability Company to Cargill, Incorporated (“Cargill”) at the December 31, 2026 expiration of Cargill’s Second Amended and Restated Facility Lease with ProGold LLC, as amended, it is in the best interests of the Cooperative’s members for the Cooperative to dissolve, wind-up its business and affairs and distribute to the members any assets remaining after paying or providing for payment of its creditors.

The Board unanimously ratified the terms of the sale transaction to Cargill, as provided in that certain ProGold Limited Liability Company Agreement, effective March 1, 2022, as described in Item 1, Business, included in the Cooperative’s Annual Report Form on 10-K for the fiscal year ended December 31, 2023. The Board also unanimously approved a formal plan of liquidation and dissolution (the “Plan of Dissolution”) in respect of the dissolution, including the manner of distribution of the sale proceeds to the Cooperative’s members. The Plan of Dissolution will be distributed to the members for their review and vote at the upcoming Annual Meeting of the Members, to be held on or around March 20, 2025. The Board reserves the right to abandon the dissolution and the Plan of Dissolution, if the Board, in its discretion, determines that the dissolution of the Cooperative or the Plan of Dissolution is no longer in the best interests of the Cooperative and its members.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements and information based upon assumptions by the Cooperative, including assumptions about risks and uncertainties faced by the Cooperative. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the sale transaction to Cargill, the Plan of Dissolution, and the timing of any of the foregoing. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements for many reasons, including events beyond the Cooperative’s control and assumptions that prove to be inaccurate or unfounded. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to the Cooperative as of the date of this Current Report on Form 8-K, and the Cooperative assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated: February 4, 2025	/s/ Scott Stofferahn
	By:	Scott Stofferahn
	Its:	Executive Vice President and Chief Executive Officer

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